Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 24, 2000, in the Registration Statement (Form S-1) and related Prospectus of Marine Shuttle Operations Inc. for the registration of 11,409,571 shares of its common stock.


                                                Ernst & Young LLP

Houston, Texas
November 17, 2000